Exhibit 99.1


FOR IMMEDIATE RELEASE                                               News Release
October 19, 2004

               Trustmark Announces Third Quarter Financial Results
                     and 5.3% Increase in Quarterly Dividend

Jackson, Miss. - Trustmark Corporation (NASDAQ:TRMK) announced basic earnings per share of $0.49 for the third quarter of 2004, which resulted from net income of $28.1 million. Included in the results for the third quarter of 2004 is a non-cash after-tax charge of $1.9 million, or $0.033 per share, for impairment of the Company's home mortgage servicing portfolio related to declines in long-term interest rates during the quarter. In the third quarter of 2003, basic earnings per share were $0.55 and included a reversal of previously recorded mortgage servicing impairment charges, which increased the quarter's after-tax net income by $3.1 million, or $0.052 per share.

Basic earnings per share for the nine months ended September 30, 2004 were $1.51, which resulted from net income of $87.9 million. Trustmark's performance during the first nine months of 2004 resulted in a return on average shareholders' equity of 16.34% and a return on average assets of 1.44%. At September 30, 2004, Trustmark reported total loans of $5.4 billion, total assets of $8.2 billion, total deposits of $5.3 billion and shareholders' equity of $734 million.

Richard G. Hickson, Chairman and CEO, stated, "Average loans in the third quarter of 2004 increased $452.8 million, or 9.2%, while average deposits rose $363.9 million, or 7.4%, when compared to figures one year earlier. This growth is attributable in part to our expansion in the vibrant Florida panhandle as well as in the dynamic Houston, Texas marketplace. Net interest income on a fully taxable equivalent basis for the quarter was $72 million, an increase of $6.2 million or 9.4%, compared to the quarter one year earlier, due to a 9.8% increase in average earning assets coupled with a stable net interest margin."

"We are continuing to manage through an unprecedented period of low interest rates. Accordingly, we have initiated strategies to mitigate our exposure to cyclical increases in rates. These strategies include maintaining a historically short duration of approximately 2.3 years in Trustmark's bond investment portfolio. Consequently, our spread, the difference in interest income on our assets less the interest expense on our deposits and other funding, has been constrained, as investment yields remain low. If the economy continues to improve, and rising rates occur, we would expect to reinvest the portfolio, or use these cash flows to fund loan growth, at more attractive longer-term yields. We will continue to prudently manage our balance sheet position through interest rate cycles in an effort to control interest rate risk and maintain profitability," said Hickson.

The Board of Directors of Trustmark Corporation announced a 5.3% increase in its regular quarterly dividend to $0.20 per share from $0.19 per share. The Board declared the dividend payable on December 15 to the shareholders of record as of December 1, 2004. This action raises the indicated annual dividend rate to $0.80 per share from $0.76 per share.

"This marks the 22nd consecutive increase in Trustmark Corporation's annual dividend and reflects the continued strength of Trustmark's earnings," said Hickson.

Trustmark is a financial services company providing banking and financial solutions through over 145 offices and 2,450 associates in Mississippi, Florida, Tennessee and Texas. For additional financial information, visit Trustmark's web site at www.trustmark.com.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement in this press release encompasses any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein, as well as the management assumptions underlying those forward-looking statements. Factors that might cause future results to differ from such forward-looking statements are described in Trustmark's filings with the Securities and Exchange Commission. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments, or otherwise.

Trustmark Contacts
Investors:    Zach Wasson                           Joseph Rein
              Executive Vice President and CFO      First Vice President
              601-208-6816                          601-208-6898

Media:        Gray Wiggers
              Senior Vice President
              601-208-5942

                     TRUSTMARK CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL INFORMATION
                               September 30, 2004
                                ($ in thousands)
                                   (unaudited)


                                Quarter Ended Sep. 30,
                               -----------------------
AVERAGE BALANCES                  2004         2003      $ Change    % Change
----------------               ----------   ----------   ---------   ---------
Securities AFS-taxable         $1,901,589   $1,595,036   $ 306,553       19.2%
Securities AFS-nontaxable          69,501       63,940       5,561        8.7%
Securities HTM-taxable             65,565      162,393     (96,828)     -59.6%
Securities HTM-nontaxable          87,454       90,841      (3,387)      -3.7%
                               ----------   ----------   ---------
Total securities                2,124,109    1,912,210     211,899       11.1%
                               ----------   ----------   ---------
Loans                           5,386,084    4,933,252     452,832        9.2%
Fed funds sold
  and rev repos                    30,574       20,535      10,039       48.9%
                               ----------   ----------   ---------
Total earning assets            7,540,767    6,865,997     674,770        9.8%
                               ----------   ----------   ---------
Allowance for loan losses         (74,228)     (74,832)        604       -0.8%
Cash and due from banks           334,298      282,239      52,059       18.4%
Other assets                      488,363      426,066      62,297       14.6%
                               ----------   ----------   ---------
Total assets                   $8,289,200   $7,499,470   $ 789,730       10.5%
                               ==========   ==========   =========

Int-bearing demand dep         $1,288,849   $1,171,315   $ 117,534       10.0%
Savings deposits                  942,139      844,838      97,301       11.5%
Time deposits less than
  $100,000                      1,319,206    1,192,351     126,855       10.6%
Time deposits of $100,000
  or more                         456,500      436,914      19,586        4.5%
                               ----------   ----------   ---------
Total interest-bearing dep      4,006,694    3,645,418     361,276        9.9%
Fed funds pch and repos           966,420      929,774      36,646        3.9%
Short-term borrowings             862,529      463,482     399,047       86.1%
Long-term FHLB advances           378,990      455,502     (76,512)     -16.8%
                               ----------   ----------   ---------
Total interest-bearing liab     6,214,633    5,494,176     720,457       13.1%
Nonint-bearing deposits         1,262,756    1,260,135       2,621        0.2%
Other liabilities                  79,427       69,231      10,196       14.7%
Shareholders' equity              732,384      675,928      56,456        8.4%
                               ----------   ----------   ---------
Total liab and equity          $8,289,200   $7,499,470   $ 789,730       10.5%
                               ==========   ==========   =========

                                 Year-to-date Sep. 30,
                                -----------------------
AVERAGE BALANCES                   2004         2003      $ Change    % Change
----------------                ----------   ----------   ---------   ---------
Securities AFS-taxable          $1,907,062   $1,444,250   $ 462,812       32.0%
Securities AFS-nontaxable           70,564       66,585       3,979        6.0%
Securities HTM-taxable              75,614      283,991    (208,377)     -73.4%
Securities HTM-nontaxable           88,348       90,831      (2,483)      -2.7%
                                ----------   ----------   ---------
Total securities                 2,141,588    1,885,657     255,931       13.6%
                                -----------  ----------   ---------
Loans                            5,246,443    4,765,364     481,079       10.1%
Fed funds sold
  and rev repos                     24,005       27,063      (3,058)     -11.3%
                                ----------   ----------   ---------
Total earning assets             7,412,036    6,678,084     733,952       11.0%
                                ----------   ----------   ---------
Allowance for loan losses          (74,270)     (75,038)        768       -1.0%
Cash and due from banks            336,210      296,854      39,356       13.3%
Other assets                       480,195      413,530      66,665       16.1%
                                ----------   ----------   ---------
Total assets                    $8,154,171   $7,313,430   $ 840,741       11.5%
                                ==========   ==========   =========

Int-bearing demand dep          $1,315,618   $1,123,635   $ 191,983       17.1%
Savings deposits                   977,168      821,114     156,054       19.0%
Time deposits less than
  $100,000                       1,287,047    1,226,816      60,231        4.9%
Time deposits of $100,000
  or more                          456,705      445,654      11,051        2.5%
                                ----------   ----------   ---------
Total interest-bearing dep       4,036,538    3,617,219     419,319       11.6%
Fed funds pch and repos            917,772      965,417     (47,645)      -4.9%
Short-term borrowings              717,288      326,135     391,153      119.9%
Long-term FHLB advances            433,342      462,717     (29,375)      -6.3%
                                ----------   ----------   ---------
Total interest-bearing liab      6,104,940    5,371,488     733,452       13.7%
Nonint-bearing deposits          1,267,936    1,206,457      61,479        5.1%
Other liabilities                   63,134       65,587      (2,453)      -3.7%
Shareholders' equity               718,161      669,898      48,263        7.2%
                                ----------   ----------   ---------
Total liab and equity           $8,154,171   $7,313,430   $ 840,741       11.5%
                                ==========   ==========   =========

                                    September 30,
                               -----------------------
PERIOD END BALANCES               2004         2003      $ Change    % Change
-------------------            ----------   ----------   ---------   ---------
Sec available for sale         $1,916,093   $1,676,969   $ 239,124       14.3%
Sec held to maturity              147,214      201,052     (53,838)     -26.8%
                               ----------   ----------   ---------
Total securities                2,063,307    1,878,021     185,286        9.9%
Loans                           5,388,342    5,024,210     364,132        7.2%
Fed funds sold
  and rev repos                    16,290       59,500     (43,210)     -72.6%
                               ----------   ----------   ---------
Total earning assets            7,467,939    6,961,731     506,208        7.3%
                               ----------   ----------   ---------
Allowance for loan losses         (74,179)     (74,486)        307       -0.4%
Cash and due from banks           273,385      284,779     (11,394)      -4.0%
Mortgage servicing rights          51,199       48,767       2,432        5.0%
Goodwill                          110,271       95,877      14,394       15.0%
Identifiable intangibles           21,173       23,094      (1,921)      -8.3%
Other assets                      300,839      293,342       7,497        2.6%
                               ----------   ----------   ---------
Total assets                   $8,150,627   $7,633,104   $ 517,523        6.8%
                               ==========   ==========   =========

Nonint-bearing deposits        $1,242,612   $1,256,697   $ (14,085)      -1.1%
Int-bearing deposits            4,044,919    3,740,256     304,663        8.1%
                               ----------   ----------   ---------
Total deposits                  5,287,531    4,996,953     290,578        5.8%
Fed funds pch and repos           854,486      824,710      29,776        3.6%
Short-term borrowings             855,214      635,111     220,103       34.7%
Long-term FHLB advances           355,926      431,068     (75,142)     -17.4%
Other liabilities                  63,236       63,164          72        0.1%
                               ----------   ----------   ---------
Total liabilities               7,416,393    6,951,006     465,387        6.7%
                               ----------   ----------   ---------
Common stock                       12,048       12,193        (145)      -1.2%
Surplus                           121,282      140,154     (18,872)     -13.5%
Retained earnings                 603,316      529,154      74,162       14.0%
Accum other comprehensive
  (loss) income, net of
  taxes                            (2,412)         597      (3,009)        n/m
                               ----------   ----------   ---------
Total shareholders' equity        734,234      682,098      52,136        7.6%
                               ----------   ----------   ---------
Total liab and equity          $8,150,627   $7,633,104   $ 517,523        6.8%
                               ==========   ==========   =========

Total int-bearing liab         $6,110,545   $5,631,145   $ 479,400        8.5%
                               ==========   ==========   =========

n/m - not meaningful

PERIOD END BALANCES             9/30/2004   12/31/2003   $ Change    % Change
-------------------            ----------   ----------   ---------   ---------
Sec available for sale         $1,916,093   $1,933,993   $ (17,900)      -0.9%
Sec held to maturity              147,214      178,450     (31,236)     -17.5%
                               ----------   ----------   ---------
Total securities                2,063,307    2,112,443     (49,136)      -2.3%
Loans                           5,388,342    5,032,612     355,730        7.1%
Fed funds sold
  and rev repos                    16,290       37,712     (21,422)     -56.8%
                               ----------   ----------   ---------
Total earning assets            7,467,939    7,182,767     285,172        4.0%
                               ----------   ----------   ---------
Allowance for loan losses         (74,179)     (74,276)         97       -0.1%
Cash and due from banks           273,385      333,096     (59,711)     -17.9%
Mortgage servicing rights          51,199       49,707       1,492        3.0%
Goodwill                          110,271       95,877      14,394       15.0%
Identifiable intangibles           21,173       21,921        (748)      -3.4%
Other assets                      300,839      305,229      (4,390)      -1.4%
                               ----------   ----------   ---------
Total assets                   $8,150,627   $7,914,321   $ 236,306        3.0%
                               ==========   ==========   =========

Nonint-bearing deposits        $1,242,612   $1,329,444   $ (86,832)      -6.5%
Int-bearing deposits            4,044,919    3,760,015     284,904        7.6%
                               ----------   ----------   ---------
Total deposits                  5,287,531    5,089,459     198,072        3.9%
Fed funds pch and repos           854,486      928,135     (73,649)      -7.9%
Short-term borrowings             855,214      621,532     233,682       37.6%
Long-term FHLB advances           355,926      531,035    (175,109)     -33.0%
Other liabilities                  63,236       54,587       8,649       15.8%
                               ----------   ----------   ---------
Total liabilities               7,416,393    7,224,748     191,645        2.7%
                               ----------   ----------   ---------
Common stock                       12,048       12,136         (88)      -0.7%
Surplus                           121,282      132,383     (11,101)      -8.4%
Retained earnings                 603,316      548,521      54,795       10.0%
Accum other comprehensive
  loss, net of taxes               (2,412)      (3,467)      1,055      -30.4%
                               ----------   ----------   ---------
Total shareholders' equity        734,234      689,573      44,661        6.5%
                               ----------   ----------   ---------
Total liab and equity          $8,150,627   $7,914,321   $ 236,306        3.0%
                               ==========   ==========   =========

Total int-bearing liab         $6,110,545   $5,840,717   $ 269,828        4.6%
                               ==========   ==========   =========

                               Quarter Ended Sep. 30,
                               ----------------------
INCOME STATEMENTS                 2004        2003     $ Change   % Change
-----------------              ----------  ----------  ---------  ---------
Int and fees on loans-FTE      $   75,695  $   72,035  $   3,660       5.1%
Int on securities-taxable          16,162      12,065      4,097      34.0%
Int on securities-tax
  exempt-FT                         2,961       3,005        (44)     -1.5%
Int on fed funds sold
  and rev rep                         120          60         60     100.0%
Other interest income                  16          14          2      14.3%
                               ----------  ----------  ---------
Total interest income-FTE          94,954      87,179      7,775       8.9%
                               ----------  ----------  ---------
Interest on deposits               13,547      14,167       (620)     -4.4%
Interest on fed funds
  pch and repos                     3,243       2,269        974      42.9%
Other interest expense              6,179       4,918      1,261      25.6%
                               ----------  ----------  ---------
Total interest expense             22,969      21,354      1,615       7.6%
                               ----------  ----------  ---------
Net interest income-FTE            71,985      65,825      6,160       9.4%
Provision for loan losses           1,161       1,771       (610)    -34.4%
                               ----------  ----------  ---------
Net interest income after
  provision-FTE                    70,824      64,054      6,770      10.6%
                               ----------  ----------  ---------
Service charges on
  deposit accounts                 15,010      14,304        706       4.9%
Mortgage banking                     (931)      8,428     (9,359)       n/m
Retail banking - other              4,678       4,721        (43)     -0.9%
Wealth management                   5,080       5,118        (38)     -0.7%
Insurance commissions               5,197       6,942     (1,745)    -25.1%
Other income                        1,935       1,298        637      49.1%
                               ----------  ----------  ---------
Nonint inc-excl sec gains          30,969      40,811     (9,842)    -24.1%
Security gains                          6          57        (51)    -89.5%
                               ----------  ----------  ---------
Total noninterest income           30,975      40,868     (9,893)    -24.2%
                               ----------  ----------  ---------
Salaries and employee
  benefits                         32,602      31,434      1,168       3.7%
Services and fees                   9,190       7,806      1,384      17.7%
Equipment expense                   3,799       3,721         78       2.1%
Net occupancy-premises              4,043       3,395        648      19.1%
Other expense                       7,288       7,325        (37)     -0.5%
                               ----------  ----------  ---------
Total noninterest expense          56,922      53,681      3,241       6.0%
                               ----------  ----------  ---------
Income before income taxes         44,877      51,241     (6,364)    -12.4%
Tax equivalent adjustment           2,062       1,994         68       3.4%
Income taxes                       14,728      16,829     (2,101)    -12.5%
                               ----------  ----------  ---------
Net income                     $   28,087  $   32,418  $  (4,331)    -13.4%
                               ==========  ==========  =========

Earnings per share
  Basic                        $     0.49  $     0.55  $   (0.06)    -10.9%
                               ==========  ==========  =========
  Diluted                      $     0.48  $     0.55  $   (0.07)    -12.7%
                               ==========  ==========  =========
Weighted average shares o/s
  Basic                        57,809,762  58,626,951                 -1.4%
                               ==========  ==========
  Diluted                      58,114,320  58,898,297                 -1.3%
                               ==========  ==========
Period end shares o/s          57,822,833  58,519,206                 -1.2%
                               ==========  ==========
Dividends per share            $   0.1900  $   0.1650                 15.2%
                               ==========  ==========

n/m - not meaningful

                                Year-to-date Sep. 30,
                               ----------------------
INCOME STATEMENTS                 2004        2003     $ Change   % Change
-----------------              ----------  ----------  ---------  ---------
Int and fees on loans-FTE      $  221,045  $  215,972  $   5,073       2.3%
Int on securities-taxable          47,183      50,610     (3,427)     -6.8%
Int on securities-tax
  exempt-FT                         9,058       9,282       (224)     -2.4%
Int on fed funds sold
  and rev rep                         226         236        (10)     -4.2%
Other interest income                  37          37          -       0.0%
                               ----------  ----------  ---------
Total interest income-FTE         277,549     276,137      1,412       0.5%
                               ----------  ----------  ---------
Interest on deposits               40,259      45,882     (5,623)    -12.3%
Interest on fed funds
  pch and repos                     7,503       8,096       (593)     -7.3%
Other interest expense             15,663      14,681        982       6.7%
                               ----------  ----------  ---------
Total interest expense             63,425      68,659     (5,234)     -7.6%
                               ----------  ----------  ---------
Net interest income-FTE           214,124     207,478      6,646       3.2%
Provision for loan losses           3,916       7,420     (3,504)    -47.2%
                               ----------  ----------  ---------
Net interest income after
  provision-FTE                   210,208     200,058     10,150       5.1%
                               ----------  ----------  ---------
Service charges on
  deposit accounts                 42,295      40,054      2,241       5.6%
Mortgage banking                    6,267       3,599      2,668      74.1%
Retail banking - other             13,495      13,826       (331)     -2.4%
Wealth management                  15,054      14,616        438       3.0%
Insurance commissions              12,728      14,050     (1,322)     -9.4%
Other income                        5,387       4,727        660      14.0%
                               ----------  ----------  ---------
Nonint inc-excl sec gains          95,226      90,872      4,354       4.8%
Security gains                         21      12,226    (12,205)    -99.8%
                               ----------  ----------  ---------
Total noninterest income           95,247     103,098     (7,851)     -7.6%
                               ----------  ----------  ---------
Salaries and employee
  benefits                         95,475      96,855     (1,380)     -1.4%
Services and fees                  26,415      23,696      2,719      11.5%
Equipment expense                  11,122      11,104         18       0.2%
Net occupancy-premises             10,773       9,541      1,232      12.9%
Other expense                      21,273      21,119        154       0.7%
                               ----------  ----------  ---------
Total noninterest expense         165,058     162,315      2,743       1.7%
                               ----------  ----------  ---------
Income before income taxes        140,397     140,841       (444)     -0.3%
Tax equivalent adjustment           6,294       6,261         33       0.5%
Income taxes                       46,242      46,514       (272)     -0.6%
                               ----------  ----------  ---------
Net income                     $   87,861  $   88,066  $    (205)     -0.2%
                               ==========  ==========  =========

Earnings per share
  Basic                        $     1.51  $     1.49  $    0.02       1.3%
                               ==========  ==========  =========
  Diluted                      $     1.51  $     1.48  $    0.03       2.0%
                               ==========  ==========  =========
Weighted average shares o/s
  Basic                        58,043,557  59,214,354                 -2.0%
                               ==========  ==========
  Diluted                      58,333,521  59,406,010                 -1.8%
                               ==========  ==========
Period end shares o/s          57,822,833  58,519,206                 -1.2%
                               ==========  ==========
Dividends per share            $   0.5700  $   0.4950                 15.2%
                               ==========  ==========

                                    September 30,
                               ---------------------
NONPERFORMING ASSETS              2004        2003     $ Change    % Change
--------------------           ---------   ---------   ---------   ---------
Nonaccrual loans               $  27,062   $  26,857   $     205        0.8%
Restructured loans                     -           -           -
                               ---------   ---------   ---------
Total nonperforming loans         27,062      26,857         205        0.8%
Other real estate                  4,844       6,434      (1,590)     -24.7%
                               ---------   ---------   ---------
Total nonperforming assets        31,906      33,291      (1,385)      -4.2%
Loans past due over 90 days        7,553       3,283       4,270      130.1%
                               ---------   ---------   ---------
Total nonperforming
  assets plus past
  due over 90 days             $  39,459   $  36,574   $   2,885        7.9%
                               =========   =========   =========

                               Quarter Ended Sep. 30,
                               ---------------------
ALLOWANCE FOR LOAN LOSSES         2004        2003     $ Change    % Change
-------------------------      ---------   ---------   ---------   ---------
Beginning Balance              $  74,179   $  74,819   $    (640)      -0.9%
Charge-offs                       (3,295)     (4,693)      1,398      -29.8%
Recoveries                         2,134       2,589        (455)     -17.6%
Provision for loan losses          1,161       1,771        (610)     -34.4%
                               ---------   ---------   ---------
Ending Balance                 $  74,179   $  74,486   $    (307)      -0.4%
                               =========   =========   =========

                                Year-to-date Sep. 30,
                               -----------------------
ALLOWANCE FOR LOAN LOSSES        2004         2003     $ Change    % Change
-------------------------      ---------   ---------   ---------   ---------
Beginning Balance              $  74,276   $  74,771   $    (495)      -0.7%
Charge-offs                      (10,950)    (14,675)      3,725      -25.4%
Recoveries                         6,937       6,970         (33)      -0.5%
Provision for loan losses          3,916       7,420      (3,504)     -47.2%
                               ---------   ---------   ---------
Ending Balance                 $  74,179   $  74,486   $    (307)      -0.4%
                               =========   =========   =========


                                           Quarter Ended Sep. 30,
                                           ---------------------
RATIOS                                        2004        2003
------                                     ---------   ---------
ROA                                            1.35%       1.71%
ROE                                           15.26%      19.03%
Equity generation rate                         9.34%      13.32%
EOP equity/ EOP assets                         9.01%       8.94%
Average equity/average assets                  8.84%       9.01%
Interest margin - Yield - FTE                  5.01%       5.04%
Interest margin - Cost - FTE                   1.22%       1.23%
Net interest margin - FTE                      3.80%       3.80%
Rate on interest-bearing liab                  1.47%       1.54%
Efficiency ratio                              53.58%      52.86%
Expense ratio                                  1.37%       0.74%
Net charge offs/average loans                  0.09%       0.17%
Prov for loan losses/average loans             0.09%       0.14%
Nonperf loans/total loans                      0.50%       0.53%
Nonperf assets/total loans                     0.59%       0.66%
Nonperf assets/total loans+ORE                 0.59%       0.66%
ALL/nonperforming loans                      274.11%     277.34%
ALL/total loans                                1.38%       1.48%
Net loans/total assets                        65.20%      64.85%

COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close                $  31.080   $  27.130
Market value of stock-High                 $  32.360   $  28.000
Market value of stock-Low                  $  27.920   $  25.030
Book value of stock                        $   12.70   $   11.66
Tangible book value of stock               $   10.42   $    9.62
Tangible equity                            $ 602,790   $ 563,127
Market/Book value of stock                   244.72%     232.68%
Price/Earnings ratio                           15.94       12.43
Dividend payout                               38.78%      30.00%

OTHER DATA
----------
EOP Employees - FTE                            2,444       2,365

                                           Year-to-date Sep. 30,
                                           ---------------------
RATIOS                                        2004        2003
------                                     ---------   ---------
ROA                                            1.44%       1.61%
ROE                                           16.34%      17.58%
Equity generation rate                        10.17%      11.74%
EOP equity/ EOP assets                         9.01%       8.94%
Average equity/average assets                  8.81%       9.16%
Interest margin - Yield - FTE                  5.00%       5.53%
Interest margin - Cost - FTE                   1.14%       1.37%
Net interest margin - FTE                      3.86%       4.15%
Rate on interest-bearing liab                  1.39%       1.71%
Efficiency ratio                              53.78%      51.65%
Expense ratio                                  1.26%       1.43%
Net charge offs/average loans                  0.10%       0.22%
Prov for loan losses/average loans             0.10%       0.21%
Nonperf loans/total loans                      0.50%       0.53%
Nonperf assets/total loans                     0.59%       0.66%
Nonperf assets/total loans+ORE                 0.59%       0.66%
ALL/nonperforming loans                      274.11%     277.34%
ALL/total loans                                1.38%       1.48%
Net loans/total assets                        65.20%      64.85%

COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close                $  31.080   $  27.130
Market value of stock-High                 $  32.360   $  28.000
Market value of stock-Low                  $  25.890   $  22.560
Book value of stock                        $   12.70   $   11.66
Tangible book value of stock               $   10.42   $    9.62
Tangible equity                            $ 602,790   $ 563,127
Market/Book value of stock                   244.72%     232.68%
Price/Earnings ratio                           15.41       13.62
Dividend payout                               37.75%      33.22%

                                  Quarter Ended
                             -----------------------
AVERAGE BALANCES              9/30/2004    6/30/2004   $ Change    % Change
----------------             ----------   ----------   ---------   ---------
Securities AFS-taxable       $1,901,589   $1,944,596   $ (43,007)      -2.2%
Securities AFS-nontaxable        69,501       70,569      (1,068)      -1.5%
Securities HTM-taxable           65,565       76,931     (11,366)     -14.8%
Securities HTM-nontaxable        87,454       88,327        (873)      -1.0%
                             ----------   ----------   ---------
Total securities              2,124,109    2,180,423     (56,314)      -2.6%
                             -----------  ----------   ---------
Loans                         5,386,084    5,288,298      97,786        1.8%
Fed funds sold
  and rev repos                  30,574       24,132       6,442       26.7%
                             ----------   ----------   ---------
Total earning assets          7,540,767    7,492,853      47,914        0.6%
                             ----------   ----------   ---------
Allowance for loan losses       (74,228)     (74,215)        (13)       0.0%
Cash and due from banks         334,298      337,596      (3,298)      -1.0%
Other assets                    488,363      486,184       2,179        0.4%
                             ----------   ----------   ---------
Total assets                 $8,289,200   $8,242,418   $  46,782        0.6%
                             ==========   ==========   =========

Int-bearing demand dep       $1,288,849   $1,350,812   $ (61,963)      -4.6%
Savings deposits                942,139    1,020,639     (78,500)      -7.7%
Time deposits less
  than $100,000               1,319,206    1,280,910      38,296        3.0%
Time deposits of
  $100,000 or more              456,500      456,185         315        0.1%
                             ----------   ----------   ---------
Total interest-bearing dep    4,006,694    4,108,546    (101,852)      -2.5%
Fed funds pch and repos         966,420      894,158      72,262        8.1%
Short-term borrowings           862,529      775,093      87,436       11.3%
Long-term FHLB advances         378,990      409,330     (30,340)      -7.4%
                             ----------   ----------   ---------
Total interest-bearing
   liabilities                6,214,633    6,187,127      27,506        0.4%
Nonint-bearing deposits       1,262,756    1,283,043     (20,287)      -1.6%
Other liabilities                79,427       54,867      24,560       44.8%
Shareholders' equity            732,384      717,381      15,003        2.1%
                             ----------   ----------   ---------
Total liab and equity        $8,289,200   $8,242,418   $  46,782        0.6%
                             ==========   ==========   =========

PERIOD END BALANCES           9/30/2004    6/30/2004   $ Change    % Change
-------------------          ----------   ----------   ---------   ---------
Sec available for sale       $1,916,093   $1,992,239   $ (76,146)      -3.8%
Sec held to maturity            147,214      159,173     (11,959)      -7.5%
                             ----------   ----------   ---------
Total securities              2,063,307    2,151,412     (88,105)      -4.1%
Loans                         5,388,342    5,384,791       3,551        0.1%
Fed funds sold
  and rev repos                  16,290       23,102      (6,812)     -29.5%
                             ----------   ----------   ---------
Total earning assets          7,467,939    7,559,305     (91,366)      -1.2%
                             ----------   ----------   ---------

Allowance for loan losses       (74,179)     (74,179)          -        0.0%
Cash and due from banks         273,385      269,560       3,825        1.4%
Mortgage servicing rights        51,199       54,635      (3,436)      -6.3%
Goodwill                        110,271      110,271           -        0.0%
Identifiable intangibles         21,173       21,672        (499)      -2.3%
Other assets                    300,839      309,073      (8,234)      -2.7%
                             ----------   ----------   ---------
Total assets                 $8,150,627   $8,250,337   $ (99,710)      -1.2%
                             ==========   ==========   =========

Nonint-bearing deposits      $1,242,612   $1,260,238   $ (17,626)      -1.4%
Int-bearing deposits          4,044,919    3,982,931      61,988        1.6%
                             ----------   ----------   ---------
Total deposits                5,287,531    5,243,169      44,362        0.8%
Fed funds pch and repos         854,486      915,121     (60,635)      -6.6%
Short-term borrowings           855,214      944,715     (89,501)      -9.5%
Long-term FHLB advances         355,926      380,970     (25,044)      -6.6%
Other liabilities                63,236       56,561       6,675       11.8%
                             ----------   ----------   ---------
Total liabilities             7,416,393    7,540,536    (124,143)      -1.6%
                             ----------   ----------   ---------

Common stock                     12,048       12,044           4        0.0%
Surplus                         121,282      120,608         674        0.6%
Retained earnings               603,316      586,215      17,101        2.9%
Accum other comprehensive
  loss, net of taxes             (2,412)      (9,066)      6,654         n/m
                             ----------   ----------   ---------
Total shareholders' equity      734,234      709,801      24,433        3.4%
                             ----------   ----------   ---------
Total liab and equity        $8,150,627   $8,250,337   $ (99,710)      -1.2%
                             ==========   ==========   =========

Total int-bearing liab       $6,110,545   $6,223,737   $(113,192)      -1.8%
                             ==========   ==========   =========

n/m - not meaningful

                                   Quarter Ended
                              ----------------------
INCOME STATEMENTS              9/30/2004   6/30/2004  $ Change    % Change
-----------------             ----------  ----------  ----------  ---------
Int and fees on loans-FTE     $   75,695  $   73,908  $    1,787       2.4%
Int on securities-taxable         16,162      14,825       1,337       9.0%
Int on securities-tax
  exempt-FTE                       2,961       3,026         (65)     -2.1%
Int on fed funds sold
  and rev repos                      120          63          57      90.5%
Other interest income                 16           9           7      77.8%
                              ----------  ----------  ----------
Total interest income-FTE         94,954      91,831       3,123       3.4%
                              ----------  ----------  ----------
Interest on deposits              13,547      13,326         221       1.7%
Interest on fed funds
  pch and repos                    3,243       2,156       1,087      50.4%
Other interest expense             6,179       4,726       1,453      30.7%
                              ----------  ----------  ----------
Total interest expense            22,969      20,208       2,761      13.7%
                              ----------  ----------  ----------
Net interest income-FTE           71,985      71,623         362       0.5%
Provision for loan losses          1,161       1,703        (542)    -31.8%
                              ----------  ----------  ----------
Net interest income after
  provision-FTE                   70,824      69,920         904       1.3%
                              ----------  ----------  ----------
Service charges on
  deposit accounts                15,010      13,959       1,051       7.5%
Mortgage banking                    (931)      9,101     (10,032)       n/m
Retail banking - other             4,678       4,685          (7)     -0.1%
Wealth management                  5,080       4,958         122       2.5%
Insurance commissions              5,197       4,346         851      19.6%
Other income                       1,935       1,526         409      26.8%
                              ----------  ----------  ----------
Nonint inc-excl sec gains         30,969      38,575      (7,606)    -19.7%
Security gains                         6           2           4     200.0%
                              ----------  ----------  ----------
Total noninterest income          30,975      38,577      (7,602)    -19.7%
                              ----------  ----------  ----------

Salaries and employee
  benefits                        32,602      32,430         172       0.5%
Services and fees                  9,190       8,846         344       3.9%
Equipment expense                  3,799       3,781          18       0.5%
Net occupancy-premises             4,043       3,517         526      15.0%
Other expense                      7,288       6,909         379       5.5%
                              ----------  ----------  ----------
Total noninterest expense         56,922      55,483       1,439       2.6%
                              ----------  ----------  ----------

Income before income taxes        44,877      53,014      (8,137)    -15.3%
Tax equivalent adjustment          2,062       2,075         (13)     -0.6%
Income taxes                      14,728      17,916      (3,188)    -17.8%
                              ----------  ----------  ----------
Net income                    $   28,087  $   33,023  $   (4,936)    -14.9%
                              ==========  ==========  ==========

Earnings per share
  Basic                       $     0.49  $     0.57  $    (0.08)    -14.0%
                              ==========  ==========  ==========
  Diluted                     $     0.48  $     0.57  $    (0.09)    -15.8%
                              ==========  ==========  ==========
Weighted average shares o/s
  Basic                       57,809,762  58,055,793                  -0.4%
                              ==========  ==========
  Diluted                     58,114,320  58,311,332                  -0.3%
                              ==========  ==========
Period end shares o/s         57,822,833  57,804,333                   0.0%
                              ==========  ==========
Dividends per share           $   0.1900  $   0.1900                   0.0%
                              ==========  ==========

n/m - not meaningful

NONPERFORMING ASSETS         9/30/2004   6/30/2004   $ Change   % Change
--------------------         ---------   ---------   --------   --------
Nonaccrual loans             $  27,062   $  27,001   $     61       0.2%
Restructured loans                   -           -          -
                             ---------   ---------   --------
Total nonperforming loans       27,062      27,001         61       0.2%
Other real estate                4,844       6,256     (1,412)    -22.6%
                             ---------   ---------   --------
Total nonperforming assets      31,906      33,257     (1,351)     -4.1%
Loans past due over 90 days      7,553       3,574      3,979     111.3%
                             ---------   ---------   --------
Total nonperforming
  assets plus past
  due over 90 days           $  39,459   $  36,831   $  2,628       7.1%
                             =========   =========   ========

                                 Quarter Ended
                             ---------------------
ALLOWANCE FOR LOAN LOSSES    9/30/2004   6/30/2004   $ Change   % Change
-------------------------    ---------   ---------   --------   --------
Beginning Balance            $  74,179   $  74,179   $      -       0.0%
Charge-offs                     (3,295)     (3,827)       532     -13.9%
Recoveries                       2,134       2,124         10       0.5%
Provision for loan losses        1,161       1,703       (542)    -31.8%
                             ---------   ---------   --------   --------
Ending Balance               $  74,179   $  74,179   $      -       0.0%
                             =========   =========   ========   ========

                                             Quarter Ended
                                         ---------------------
RATIOS                                   9/30/2004   6/30/2004
------                                   ---------   ---------
ROA                                          1.35%       1.61%
ROE                                         15.26%      18.51%
Equity generation rate                       9.34%      12.34%
EOP equity/ EOP assets                       9.01%       8.60%
Average equity/average assets                8.84%       8.70%
Interest margin - Yield - FTE                5.01%       4.93%
Interest margin - Cost - FTE                 1.22%       1.09%
Net interest margin - FTE                    3.80%       3.84%
Rate on interest-bearing liab                1.47%       1.31%
Efficiency ratio                            53.58%      53.73%
Expense ratio                                1.37%       0.91%
Net charge offs/average loans                0.09%       0.13%
Prov for loan losses/average loans           0.09%       0.13%
Nonperf loans/total loans                    0.50%       0.50%
Nonperf assets/total loans                   0.59%       0.62%
Nonperf assets/total loans+ORE               0.59%       0.62%
ALL/nonperforming loans                    274.11%     274.73%
ALL/total loans                              1.38%       1.38%
Net loans/total assets                      65.20%      64.37%

COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close              $  31.080   $  28.920
Market value of stock-High               $  32.360   $  29.990
Market value of stock-Low                $  27.920   $  25.890
Book value of stock                      $   12.70   $   12.28
Tangible book value of stock             $   10.42   $   10.00
Tangible equity                          $ 602,790   $ 577,858
Market/Book value of stock                 244.72%     235.50%
Price/Earnings ratio                         15.94       12.61
Dividend payout                             38.78%      33.33%

OTHER DATA
----------
EOP Employees - FTE                          2,444       2,465

NOTES TO CONSOLIDATED FINANCIALS

Note 1- Business Combinations

On March 12, 2004, Trustmark acquired five branches of Allied Houston Bank in a business combination accounted for by the purchase method of accounting. In connection with the transaction, Trustmark acquired approximately $148.1 million in assets and assumed $161.7 million in deposits and other liabilities for a $10 million deposit premium. Assets consisted of $145.9 million in loans, $585 thousand in premises and equipment and $1.6 million in other assets. The assets and liabilities have been recorded at fair value based on market conditions and risk characteristics at the acquisition date. Loans were recorded at a $6.4 million discount, consisting of a discount for general credit risk of $7.3 million offset by a market valuation premium of $862 thousand. Included in the credit risk discount of $7.3 million was a specific amount for nonaccrual loans of $1.7 million. Subsequent to the purchase date, the unpaid principal for these nonaccrual loans were written down to their net realizable value against the recorded discount. Excess cost over tangible net assets acquired totaled $15.7 million, of which $426 thousand and $15.3 million have been allocated to identifiable intangibles (core deposits) and goodwill, respectively. Trustmark's financial statements include the results of operations for this acquisition from the merger date.

On August 29, 2003, Trustmark acquired seven Florida branches of The Banc Corporation of Birmingham, Alabama, in a business combination accounted for by the purchase method of accounting. These branches, known as the Emerald Coast Division, serve the markets from Destin to Panama City. In connection with the transaction, Trustmark paid a $46.8 million deposit premium in exchange for $232.8 million in assets and $209.2 million in deposits and other liabilities. Assets consisted of $224.3 million in loans, $6.8 million in premises and equipment and $1.7 million in other assets. These assets and liabilities have been recorded at fair value based on market conditions and risk characteristics at the acquisition date. Loans were recorded at a $1.9 million discount, consisting of a discount for general credit risk of $3.5 million offset by a market valuation premium of $1.6 million. Excess costs over tangible net assets acquired totaled $49.5 million, of which $1.7 million and $47.8 million have been allocated to identifiable intangibles (core deposits) and goodwill, respectively. Trustmark's financial statements include the results of operations for this acquisition from the merger date.

Note 2 - Loans and Allowance for Loan Losses

For the periods presented, loans consisted of the following:

                                   9/30/2004     6/30/2004     9/30/2003
                                  ----------    ----------    ----------
Real Estate                       $3,333,744    $3,363,658    $3,032,332
Commercial and industrial            859,156       884,340       804,459
Consumer                             793,447       767,298       760,779
Other                                401,995       369,495       426,640
                                  ----------    ----------    ----------
Loans                              5,388,342     5,384,791     5,024,210
Less Allowance for loan losses        74,179        74,179        74,486
                                  ----------    ----------    ----------
Net Loans                         $5,314,163    $5,310,612    $4,949,724
                                  ==========    ==========    ==========

Loans are stated at the amount of unpaid principal, adjusted for the net amount of direct costs, nonrefundable loan fees and discounts on purchased loans. As mentioned in Note 1, Trustmark purchased $370.2 million in net loans through branch purchase acquisitions in Florida and Texas. The discount associated with the acquired loans, which is netted against unpaid principal, was $10.8 million and will be accreted into income over the life of the specific loans acquired for loans which are expected to be fully collected. Unpaid principal on loans that are not expected to be fully collected will be written down against the recorded discount.

The allowance for loan losses is established through provisions for estimated loan losses charged against earnings and is maintained at a level believed adequate by Management to absorb estimated probable loan losses. However, in the case of the acquired loans in Florida and Texas, no specific loan loss reserve was required under generally accepted accounting principles at the purchase date because the loans were purchased at a discount which considered interest rate and credit risk. As a result, the ratio of the allowance for loan losses to loans has decreased to 1.38% (see pages 3 and 6) at September 30, 2004.

Note 3 - Mortgage Banking

For the periods presented, the carrying amount of mortgage servicing rights are as follows:

                                      9/30/2004    6/30/2004    9/30/2003
                                      ---------    ---------    ---------
Mortgage Servicing Rights             $  58,990    $  59,315    $  66,247
Valuation Allowance                      (7,791)      (4,680)     (17,480)
                                      ---------    ---------    ---------
Mortgage Servicing Rights, net        $  51,199    $  54,635    $  48,767
                                      =========    =========    =========

Impairment for mortgage servicing rights occurs when the estimated fair value falls below the underlying carrying value. Fair value is determined utilizing specific risk characteristics of the mortgage loan, current interest rates and current prepayment speeds. During the second quarter of 2004, Trustmark reclassified $6.6 million of mortgage servicing right impairment from temporary to other-than-temporary which reduced the valuation allowance for impairment and the gross mortgage servicing rights balance with no effect to the net mortgage servicing rights asset. Impairment is considered to be other-than-temporary when Trustmark determines that the carrying value is expected to exceed the fair value for an extended period of time.

Mortgage servicing rights are rights to service mortgage loans for others, whether the loans were acquired through purchase or loan origination. Purchased mortgage servicing rights are capitalized at cost. For loans originated and sold where the servicing rights are retained, Trustmark allocated the cost of the loan and the servicing right based on their relative fair values. Mortgage servicing rights are amortized over the estimated period of the related new servicing income. At September 30, 2004, Trustmark serviced $3.4 billion in mortgage loans for others.

The following table illustrates the components of mortgage banking included in noninterest income in the accompanying income statements:

                                            Quarter Ended
                                 ------------------------------------
                                 9/30/2004    6/30/2004     9/30/2003
                                 ---------    ---------    ----------
Mortgage servicing income        $   4,167    $   4,217    $    4,091
Mortgage guaranty fees              (1,081)      (1,126)       (1,092)
                                 ---------    ---------    ----------
  Mortgage servicing, net            3,086        3,091         2,999
Amortization of mortgage
  servicing rights                  (2,675)      (2,800)       (2,887)
Impairment of mortgage
  servicing rights                  (3,111)       6,760         4,944
Gain on sale of loans                1,579        1,797         5,547
Other, net                             190          253        (2,175)
                                 ---------    ---------    ----------
  Mortgage banking               $    (931)   $   9,101    $    8,428
                                 =========    =========    ==========

                                      Year-to-date
                                 ----------------------
                                 9/30/2004    9/30/2003
                                 ---------    ---------
Mortgage servicing income        $  12,612    $  12,652
Mortgage guaranty fees              (3,302)      (3,454)
                                 ---------    ---------
  Mortgage servicing, net            9,310        9,198
Amortization of mortgage
  servicing rights                  (9,076)     (11,621)
Impairment of mortgage
  servicing rights                   1,516       (4,999)
Gain on sale of loans                3,926       12,602
Other, net                             591       (1,581)
                                 ---------    ---------
  Mortgage banking               $   6,267    $   3,599
                                 =========    =========

Note 4 - Net Interest Margin

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax-equivalent basis.

                                      Quarter Ended
                            ---------------------------------
                            9/30/2004   6/30/2004   9/30/2003
                            ---------   ---------   ---------
Securities - Taxable            3.27%       2.95%       2.72%
Securities - Nontaxable         7.51%       7.66%       7.70%
Securities - Total              3.58%       3.29%       3.13%
Loans                           5.59%       5.62%       5.79%
FF Sold & Rev Repo              1.56%       1.05%       1.16%
Total Earning Assets            5.01%       4.93%       5.04%

Interest-bearing Deposits       1.35%       1.30%       1.54%
FF Pch & Repo                   1.33%       0.97%       0.97%
Borrowings                      1.98%       1.60%       2.12%
Total Interest-bearing          1.47%       1.31%       1.54%
  Liabilities

Net interest margin             3.80%       3.84%       3.80%

                                 Year-to-date
                            ---------------------
                            9/30/2004   9/30/2003
                            ---------   ---------
Securities - Taxable            3.18%       3.92%
Securities - Nontaxable         7.61%       7.88%
Securities - Total              3.51%       4.25%
Loans                           5.63%       6.06%
FF Sold & Rev Repo              1.26%       1.17%
Total Earning Assets            5.00%       5.53%

Interest-bearing Deposits       1.33%       1.70%
FF Pch & Repo                   1.09%       1.12%
Borrowings                      1.82%       2.49%
Total Interest-bearing          1.39%       1.71%
  Liabilities

Net interest margin             3.86%       4.15%

Note 5 - Early Retirement Program

In February 2003, Trustmark announced a voluntary early retirement program (ERP) for associates age 58 and above with ten or more years of service. This program was accepted by 116 associates, or 4.75% of Trustmark's workforce. An after-tax charge of approximately $4.1 million, or $0.07 per share, was recognized in Trustmark's first quarter 2003 earnings.

Note 6 - Basis of Presentation

Certain reclassifications have been made to prior period amounts to conform with the current period presentation.